EXECUTION COPY
                            STOCK PURCHASE AGREEMENT

      AGREEMENT dated as of January 1, 2004, by and among Gilman + Ciocia, Inc., a Delaware corporation with a principal office at 11 Raymond Avenue, Poughkeepsie, NY 12603 ("Seller"), and Daniel R. Levy ("Levy"), and Joseph H. Clinard ("Clinard"). individuals with an address at 1895 Walt Whitman Road, Melville, New York 11747 (collectively the "Purchasers").

                              W I T N E S S E T H :

      WHEREAS, Seller desire to sell to Purchaser, and Purchaser desires to purchase from Seller, all of the authorized, issued and outstanding capital stock of North Shore Capital Management Corp., a New York corporation ("North Shore"), and North Ridge Securities Corp., a New York Corporation ("North Ridge") (collectively, North Shore and North Ridge will be referred to herein as the "Company"), upon the terms hereinafter set forth;

      NOW, THEREFORE, in consideration of the covenants set forth herein and in reliance on the representations and warranties contained herein, the parties hereto hereby agree as follows:

      Section 1. Purchase and Sale of Stock.

      On the Closing Date (hereinafter defined), Seller shall sell, assign, transfer and deliver, unto Purchaser, and their successors and assigns forever, free and clear of all Liens (as defined in Section 5.5 hereof) all right, title, interest and claims in or to all of the authorized, issued and outstanding capital stock (the "Shares") of the Company. Levy shall purchase eighty (80%) percent of the Shares and Clinard shall purchase twenty (20%) percent of the Shares.

      Section 2. Status of Assets and Liabilities.

      2.1. Acquired Assets. Seller represents and warrants to Purchaser and acknowledges and confirms that each such representation and warranty shall be deemed to be material and that Purchaser is relying upon such representations and warranties in connection with the execution, delivery and performance of this Agreement, any investigation made by Purchaser or on its behalf notwithstanding, except as otherwise specifically set forth herein and in the Schedules hereto: the Company owns free and clear of Liens (as defined in Section 5.5 hereof) or is using, pursuant to a valid and effective license or lease described in the Schedules hereto, all of the business, properties,

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contracts and assets of the Company or used by the Company in its business as conducted through the Closing Date, real, personal or mixed, tangible or intangible, together with the goodwill of the Company, all as the same exist on the Closing Date, and as are located at the business premises on the Closing Date, except for those assets disposed of in the ordinary course of business consistent with past practice in arms-length transactions with unaffiliated parties, together with any additions thereto after such date, (hereinafter, other than the Excluded Assets (as defined in Section 2.2 below) sometimes together referred to as the "Acquired Assets").

      2.2. Excluded Assets. The Acquired Assets do not include the assets (herein collectively referred to as the "Excluded Assets") of the Company as follows:

            (a) counterclaims and cross claims to the extent relating to any liability against which the Seller indemnify Purchaser hereunder; and

            (b) insurance claims and rights under insurance policies to the extent relating to any liability against which the Seller indemnify Purchaser hereunder; and

in each case, to the extent not reflected as an asset on any balance sheet of the Company.

      Section 3. Consideration. The purchase price (the "Purchase Price") for the Shares shall be total consideration of $1,100,000 to be allocated as follows: $1,050,000 to the Shares of North Ridge and $50,000 to the Shares of North Shore.

      3.1 Payment of the Purchase Price. The Purchase Price shall be paid as follows:

            (a) $200,000 shall be wired to the Seller by Clinard on the Closing Date.

            (b) $862,500 shall be paid to the Seller by the Purchaser in accordance with the terms of the Promissory Note (the "Note") annexed hereto as Schedule 3.2(b).

            (c) $37,500 shall be paid to the Seller by Clinard in accordance with Section 3.2.

            (d) The Note shall be secured by the Stock Pledge Agreement annexed hereto as Schedule 3.2(d).

      3.2 Payment of $37,500. On the Closing Date, Purchaser shall deposit the sum of $37,500 in the attorney escrow account of Steinberg, Fineo, Berger & Fischoff (the "Escrow Agrent"). The Escrow Agent shall wire the $37,500 to the Seller when the following three contingencies are met:

            (a) The Seller's subsidiary, Prime Capital Services, Inc. ("Prime"), implements a commission payment system for North Ridge registered representatives similar to the system in existence at the Closing Date.

            (b) The customer accounts presently at Prime for the registered representatives listed in Schedule 3.2(b) are moved over to North Ridge.


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            (c)   Prime updates its Win-Ops Computer System to reflect proper commissions and product information for all North Ridge registered representatives.

If the parties do not agree that the $37,500 should be paid to the Seller on or before sixty (60) days from the Closing Date, the disputes concerning the release of the $37,500 shall be submitted to arbitration as provided in Section 25 of this agreement.

      Section 4. Closing. The consummation of the purchase and sale of the Shares contemplated by this Agreement (the "Closing") shall take place when all parties execute this Agreement (the "Closing Date").

      Section 5. Representations and Warranties of Seller. Seller, represents and warrants to Purchaser as follows, and acknowledges and confirms the accuracy of, and that each such representation and warranty shall be deemed to be material, and a precondition of Purchaser's obligation to close, and that Purchaser is relying upon such representations and warranties in connection with the execution, delivery and performance of this Agreement, notwithstanding any investigation made by Purchaser or on its behalf.

      5.1. Proper Authority and Structure.

      (a) The Company has the power and authority to own, lease and operate its properties and to carry on its business as now conducted. The Company has no subsidiaries or equity investments in any entities.

      (b) The Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has all requisite power and authority to carry on its business as now conducted, and is duly qualified to do business and is in good standing in each other jurisdiction in which the ownership or operation of it's properties or assets or the conduct of its business requires such qualifications. The Seller has all requisite corporate power and lawful authority and all necessary licenses and permits to own, lease and operate the Business and properties related to the Business and to carry on the business of Company in the manner in which the Business is now being conducted.

      5.2. Consents, Authorizations and Binding Effect.

            (a) Seller may execute, deliver and perform this Agreement without the necessity of obtaining any consent, approval, authorization or waiver or giving any notice or otherwise, except that: (i) the Seller's board of directors must pass a resolution authorizing the sale; and (ii) the Seller must obtain the consent to the sale of Wachovia Bank National Association which is the Seller's senior lender.


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

            (b) This Agreement has been duly authorized, executed and delivered by Seller and constitutes the legal, valid and binding obligation of Seller, enforceable in accordance with its terms. The execution, delivery and performance of this Agreement will not:

            (i) conflict with, result in the breach of, constitute a default, with or without notice and/or lapse of time, under, result in being declared void or voidable any provision of, or result in any right to terminate or cancel any contract, lease, agreement, license, commitment or purchase order to which the Company or the Seller or any of their properties is bound;

            (ii) conflict with the Seller's or either Company's Certificates of Incorporation or By-Laws, together with all amendments thereto;

            (iii) constitute a violation of any statute, judgment, order, decree or regulation or rule of any court, governmental authority or arbitrator applicable or relating to any of Seller, the Company's assets or the business and operations of either of North Ridge or North Shore (collectively, the "Business"), excluding, however, the following: any consent, approval, authorization or similar action that may be required by any federal, state, and/or municipal agency, the National Association of Securities Dealers, Inc., or any other regulatory body with regard to securities or anti-trust laws governing Purchaser, Purchaser's business, or Purchaser's involvement in the transaction contemplated hereby; or

            (iv) result in the acceleration of any debt or other obligation of Seller or the Company or the creation of any Lien (as defined in Section 5.5) upon any of the Company's assets.

      (c) To the extent that any consent, approval, authorization or similar action may be required by any federal, state, and/or municipal agency, the National Association of Securities Dealers, Inc., or any other regulatory body with regard to securities or anti-trust laws governing Purchaser, Purchaser's business, or Purchaser's involvement in the transaction contemplated hereby, the parties shall cooperate with each other to obtain such consents, approvals and authorizations.

      5.3. Owner of Company. Seller is the only beneficial or registered owner of the Company, and the true and correct address of its principal office is set forth on the first page of this Agreement.

      5.4. Financial Representations.

            (a) The Seller has caused to be maintained the Company's books of account in accordance with applicable laws, rules and regulations, and such books and records are and, during the periods covered by the Financial Statements (hereinafter defined), were correct and complete in all respects, and completely and accurately reflect the transactions of the Business and the


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income, expenses, assets and liabilities of the Business, including the nature thereof and the transactions giving rise thereto.

            (b) The Financial Statements have been prepared from the books of account of the Seller, in conformity with generally accepted accounting principles consistently applied ("GAAP"), and present fairly the financial position of the Business as of the date of such statements and the results of operations of the Business for the periods covered thereby. The Financial Statements reflect all necessary adjustments and reserves for losses and contingencies.

            (c) Except as indicated on Schedule 5.9(a) hereto, the Business and the Company have no liabilities (including, without limitation, unasserted claims, whether known or unknown, matured or unmatured, absolute, contingent or otherwise) that, in accordance with GAAP, are required to be reflected, and are not reflected or are in excess of the amount reflected, in the Financial Statements or notes thereto except those incurred since the date of the Financial Statements in the ordinary course of business, consistent with past practice, in arms' length transactions with unrelated parties, and which do not have and cannot reasonably be expected to have, in the aggregate, a material adverse effect on the business, financial condition or prospects of the Business (a "Material Adverse Effect").

      5.5. Title and Condition of Assets.

            (a) The Seller at the Closing Date will transfer to the Purchaser good and marketable title to the Shares, free and clear of liens, encumbrances, claims of third parties, security interests, mortgages, pledges, agreements, options and rights of others of any kind whatsoever, whether or not filed, recorded or perfected, and including, without limitation, any conditional sale or title retention agreement or lease in the nature thereof or any financing statements filed in any jurisdiction or any agreement to give any such financing statements (hereinafter collectively referred to as "Liens")

            (b) North Ridge and North Shore at the Closing Date will have good and marketable title to the Acquired Assets free and clear of Liens or are using them pursuant to a valid and effective license or lease described in the Schedules hereto.

            (c) The equipment and the other tangible assets included in the Acquired Assets are in good operating condition, order and repair, are suitable for the purposes for which they are being used and constitute all of the assets used in the operations of, and necessary to operate, the Business as conducted during the two years prior to the date hereof. None of the Acquired Assets has been affected by any fire, accident, act of God or any other casualty that materially and adversely impairs its function in the Business. The Business is not conducted under any restriction imposed upon the company (but not imposed upon other similar businesses in the locality where its business is located).


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      5.6. Insurance.

            (a) All insurance policies maintained by the Company are underwritten by financially sound and reputable insurers.

            (b) No claims are pending or, to the knowledge of the Seller, threatened under any of the Company's casualty or liability insurance policies. All premiums due and payable thereon have been paid, and all such policies are in full force and effect in accordance with their respective terms. No outstanding claims or liabilities, exist, whether fixed or contingent, under any medical reimbursement plan or any other plan or policy under which the Company acts as a self-insured.

      5.7 and 5.8 are Intentionally Omitted.

      5.9. Litigation and Compliance.

            (a) Except as disclosed on Schedule 5.9 (a) annexed hereto, there are no actions, suits, arbitrations, claims, judgments or proceedings or governmental or administrative investigations pending or, to the knowledge of Seller, threatened, nor, to the knowledge of Seller, is there any reasonable basis for any such action, suit, claim or proceeding (i) by, against or otherwise involving the Company, or any of Company's officers, directors, employees or agents, any of the Acquired Assets or any asset or property of others leased or used by the Company pursuant to an agreement or (ii) which questions or challenges the validity of this Agreement or any action taken or to be taken pursuant to this Agreement.

            (b) Except as described on Schedule 5.9(b), the Company is in substantial compliance with, is not in default or violation in any material respect under, and has not been charged with or received any notice at any tine of any violation by it of, any statute, law, ordinance, regulation, rule, decree or order applicable to the business or operations of the Company. North Ridge is registered with the National Association of Securities Dealers (the 'NASD') as a registered Broker/Dealer and such registration is current in all respects. Neither the Company nor to the best knowledge of the Company any of its employees is the subject of any disciplinary proceedings before, or under investigation by, the NASD, the United States Securities and Exchange Commission (the 'SEC'), any securities exchanges or markets, any state securities division or other regulatory bodies, except as provided on Schedule 5.9(b). Except as provided in Schedule 5.9(b), neither the Company nor the Seller have received during the two years prior to the date hereof any written complaints or requests for refunds of commissions paid.

            (c) The Forms U-4 for all registered representatives and principals of the Company and all Forms BD and amendments thereto filed with the SEC during the three years prior to the date hereof were to the best knowledge of the Company true and accurate in all material respects when filed and no further amendment thereof is currently (until the execution hereof) required.


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

            (d) None of the Company, nor any of the Acquired Assets or transactions contemplated under this Agreement, is subject to any judgment, order or decree entered in any lawsuit or proceeding applicable to the Business and operations of the Company.

            (e) The Company has duly filed all reports and returns required to be filed by it with governmental authorities and has obtained all governmental permits and licenses and other governmental consents, except as may be required after the execution of and closing under this Agreement. All of such material permits, licenses and consents are in full force and effect, and no proceedings for the suspension or cancellation of any of them, and no investigation relating to any of them, is pending or, to the best knowledge of Seller, threatened, and none of them will be affected by the consummation of the transactions contemplated hereby.

            (f) The Company has operated, and will through the Closing Date operate, in material compliance with all laws, rules, statutes, ordinances, orders and regulations, including, without limitation, those applicable to the Company under the Occupational Safety and Health Act of 1970, as amended, or any equivalent state law. The Company has received no notice of any violation thereof nor are Seller or the Company aware of any basis therefor.

      5.10. Taxes.

            (a) The Company has, or on or before the Closing Date will have, duly filed all tax reports and returns required to be filed in respect of its business and operations and the Acquired Assets as of December 31, 2003, or will have duly filed extension for such returns and reports. All taxes and required estimated tax payments have been paid through the Closing Date. All such tax reports and returns are or will be complete, accurate and in compliance with all relevant laws and regulations in all material respects, and, none has been audited by any governmental authority. The Company has, or on or before the Closing Date will have, paid and discharged all federal, state, local and foreign taxes, interest, penalties or other payments required, as the case nay be, to be paid and then currently due as shown on such tax reports and returns or otherwise in respect of the Acquired Assets and the business, operations and employees of the Company as of December 31, 2003. To the knowledge of Company, no audit of the Company is planned or threatened. The Company has withheld proper and accurate amounts from its employees' compensation in substantial compliance with all withholding and similar provisions of the IRS Code of 1986, as amended and any other applicable law.

            (b) The Company has received no notice of any tax deficiency outstanding, proposed or assessed against it, nor does the Company have any knowledge of any basis for any tax deficiency or assessment, nor has the company executed any waiver of any statute of limitations on the assessment or collection of any tax. No tax liens are upon, pending against or, to the knowledge of the Seller or the Company, threatened against any Acquired Assets.


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      5.11. Intangible Assets.

            (a) "Intellectual Property" means and includes:

                  (i) trademarks, trademark registrations, service marks, service mark registrations, applications for trademark and service mark registrations, trade names, copyrights and copyright registration;

                  (ii) license agreements with respect to any of the foregoing intellectual property;

                  (iii) all printed or other written material and all other copyrightable property;

                  (iv) all material trade secrets; and

                  (v) all computer software, programs, and applications.

            (b) No material Intellectual Property other than that included in the Acquired Assets ("Company Intellectual Property") is used or necessary in connection with the conduct of the Business. No claim is pending or to the best knowledge of the Company threatened against Seller or the Company by any person or entity relating to (i) any of the Company Intellectual Property, or its use included in the Acquired Assets; (ii) infringement by the Company on the Intellectual Property rights of any person or entity; or (iii) infringement by any person or entity on the Company Intellectual Property rights included in the Acquired Assets. To the knowledge of the Company and Seller, no valid basis exists for any claims referred to in this Section 5.11(b).

            (c) The current computer software, programming and applications used by the Company, or held by it for use in the operation of the Business (the "Software") , to the extent they have been designed or developed by Seller or by consultants on Seller's behalf or on behalf of the Company, are original and are protected by the copyright laws of the United States, and Seller or the Company have complete rights to and ownership of such Software. All work performed in connection therewith was "work-for-hire" under the United States Copyright Act, or the product thereof has been assigned in full to Seller or the Company. To the best knowledge of the Company, no part of such Software or the use thereof infringes upon the rights of any other person or entity, or violates or infringes upon any common law or statutory rights of any other person or entity, including, without limitation, rights relating to defamation, contractual rights, copyrights, patents, trade secrets and rights of privacy or publicity. Neither the Seller nor the Company has sold, assigned, licensed, distributed or in any other way disposed of or encumbered the Software.

            (d) The Software, to the extent it is licensed from any third party licensor or constitutes "off-the-shelf" software, is held by the Company legitimately and is fully and freely transferable without any third party


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consent and is not limited to use on any hardware and/or any site or sites. All of the Company's computer hardware, and all computer hardware of the Seller used or dedicated to use in the Business, has, and has had, only legitimately-licensed software installed therein.

            (e) To the best knowledge of the Company, the Software is free from any significant software defect or programming or documentation error, operates and runs in a reasonable and efficient business manner, conforms to the specifications thereof, and, with respect to owned Software, the applications can be recreated from their associated source code, which is in the Company's sole custody and control.

            (f) Neither of the Seller nor the Company nor any employee or agent of either of the Seller or the Company has knowingly altered the data, or any Software or supporting software that may in turn damage the integrity of the data, stored in electronic, optical or magnetic form. Seller has no knowledge of the existence of any bugs or viruses with respect to the Software.

            (g) Seller and the Company shall, to the maximum possible extent, pass through to Purchaser all manufacturer's and supplier's warranties and support contracts for the Software that is not owned by Seller or the Company, and Seller shall upon Purchaser's reasonable request, execute each and every document that is necessary or appropriate to effectuate Purchaser's obtaining and enjoying the benefits of any such pass-through warranty.

            (h) Seller has furnished all documentation relating to the use, maintenance and operation of the Software, all of which, to the knowledge off Seller, is true and accurate.

            (i) Schedule 5.11(i) includes a list of all trademarks, service marks and copyrights included in the Acquired Assets and indicating those which are subject to the filing of an affidavit of use or renewal.

      5.12. Employees. The Company has good relations with its current and former employees and current and former independent contractors and has not received any material complaint from, and has not engaged in any material dispute with, any of such employees and independent contractors and affiliated brokers during the twelve (12) months prior to the date hereof except for terminations set forth on Schedule 5.12. Any provision in this Section 5.12 to the contrary notwithstanding, Seller gives no assurance or guarantee that any one or more employees and/or independent contractors will not terminate his or her relationship with the Company upon or at any time after the execution hereof, although neither the Company nor the Seller has received any notice that any such termination is planned.

      5.13. ERISA. Apart from a health plan that is not unusual in the Company's industry, the Company has no employee benefit plan (within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")), written or oral employment or consulting agreement, severance pay plan, employee relations policy, practice or arrangement, agreements with


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respect to leased or temporary employees, vacation plan or arrangement, sick plan, stock purchase plan, stock option plan, fringe benefit plan, bonus plan and any deferred compensation agreement, plan or program covering any present or former employee of the company including any plan which is, or at any time was, sponsored or maintained by (or to which contributions are, were, or at any time were required to have been, made by) the Company or any other organization which is a member of a controlled group of organizations (within the meaning of Sections 414(b), (c), (in) or (o) of the Internal Revenue Code of 1986, as amended) of which the Company is a member (the "Controlled Group").

      5.14. Labor Relations.

            (a) No employee of the Company is covered by any collective bargaining agreement.

            (b) The Company has complied, and is currently in compliance, in all material respects with applicable laws (including, without limitation, ERISA) , rules and regulations relating to the employment of labor, including without limitation those relating to wages, hours, unfair labor practices, discrimination and payment of social security and similar taxes.

      5.15. Contracts, Etc..

            All contracts, leases, agreements, licenses, commitments and orders to which the Seller in connection with the Business or the Company is a party or by which the Company or any of its assets is bound ("Contracts") are listed on
Schedule 5.15 and are valid and in full force and effect and constitute the legal, valid and binding obligations of the Company and the other parties thereto, and there are no existing defaults by the Company, or, to the knowledge of the Company, by any other party thereto, and, to the knowledge of the Company, no event, act or omission has occurred that (with or without notice, lapse of time and/or the happening or occurrence of any other event) would result in a material default thereunder. No option exists or will arise as a result of the closing to amend or terminate any Contract. No party to any Contract is paying liquidated damages in lieu of performance.

      5.16. Customers and Suppliers.

            (a) The Company is unaware of any loss or threatened loss of any business from any customer. The Company has not received any material complaint from, and is not engaged in any material dispute with, any customer or supplier.

            (b) Nothing has come to the attention of either the Seller or the Company that should reasonably lead them to believe that any customers or suppliers of the Company will terminate or curtail its business relationship with the Company as a result of the closing hereunder.


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      5.17. Absence of Certain Changes. Etc. No event or other development has occurred that would indicate that a material loss or decline in business will occur in the future; no compensation increase for any employee in excess of 10% on an annual basis has been granted or promised; the Company has not established or made any bonus, profit sharing, retirement or other similar payment, plan or arrangement, nor has the Company entered into any union contract or any employment agreement, or agreement with any preparer or sales agent or any franchise agreement, independent dealer/distributor agreement or other contract or arrangement with respect to the performance of services for the Company; no new employee has been retained; nothing has come to the attention of the Company that would lead it to believe that any material adverse change in the business, operations, or prospects of the Business or in the condition of any of the Acquired Assets, or the assets or properties of others leased or used by Company, has occurred or is likely to occur; the Company has not suffered any material damage, destruction or loss to any of its material assets; the company has not entered into any transaction or contract, or amended any contract, which might have a Material Adverse Effect on the business, financial condition or prospects of the Company; the Company has not canceled or waived any claim or right of material value; neither the Company nor the Seller has leased or allowed any Lien to arise upon any of the Acquired Assets, or acquired or committed to acquire any material capital assets except for fair market price, in the ordinary course of business, consistent with prior practice, in arms-length transaction with unaffiliated parties; the Company has not delayed or accelerated collection of any note or receivable beyond the usual and customary period therefor or the legal maturity thereof; the Company has not entered into any contract for the purchase of real property or exercised any option to extend or terminate any lease of real property; the company has not declared or paid any dividend or distributed any asset in respect of any security, whether as a distribution, repurchase, redemption or otherwise; Seller has operated the Business diligently and only in the usual, ordinary manner and, to the extent consistent with such operation, (i) preserved its current business organization intact, (ii) preserved its current relationships with employees, customers, suppliers and all other persons having business dealings with them and (iii) maintained in force the insurance policies referred to in Section 5.8 hereof; Seller has caused the Company to maintain its books, accounts and records in the usual and ordinary manner, and in a manner that fairly and correctly reflects its income, expenses, assets and liabilities in accordance with GAAP; Seller has not modified or changed any existing right, concession, license, lease, contract, commitment or agreement, and no sale or other disposition of any right or privilege accruing to the Seller relating to the Business has occurred, except as otherwise provided herein; the Company has not delayed in the payment of any account payable or indebtedness beyond the usual and customary period therefor or the legal maturity thereof; neither the Company nor the Seller has incurred any indebtedness other than that (i) incurred in the usual and ordinary course of business, or (ii) incurred pursuant to existing contracts disclosed in the Schedules hereto, in all cases not exceeding $5,000 in the aggregate; and the Company has not made any agreement, commitment or arrangement to take any action inconsistent with the obligations under, or prohibited by, this Section 5.17.


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      5.18. Fraudulent Conveyances; Bankruptcy. Seller is not entering into this
Agreement with the intent to hinder, delay or defraud present or future creditors of Seller or of the Company. Seller is now solvent and is not involved as debtor in any bankruptcy or similar proceeding.

      5.19. Related Party Transactions. The Company has not engaged in any transactions, or entered into any contracts with, in the last year, any other person, corporation or entity, directly or indirectly, affiliated with any of Seller or the Company.

      Section 6. Representations and Warranties of Purchaser. Purchaser represents and warrants to Seller as follows, and acknowledges that Seller is relying upon such representations and warranties in connection with the execution, delivery and performance of this Agreement, notwithstanding any investigation made by Seller or on its behalf.

      6.1. Authorizations and Binding Effect. This Agreement has been duly executed and delivered by Purchaser and constitutes the legal, valid and binding obligation of Purchaser, enforceable in accordance with its terms. The execution, delivery and performance of this Agreement does not and will not:

            (i) conflict with, result in the breach of, constitute a default, with or without notice and/or lapse of time, under, result in being declared void or voidable any provision of, or result in any right to terminate or cancel any contract, lease or agreement to which Purchaser or any of his properties is bound;

            (ii) constitute a violation of any statute, judgment, order, decree or regulation or rule of any court, governmental authority or arbitrator applicable or relating to Purchaser;

            (iii) result in the acceleration of any debt or other obligation of Purchaser;

            (iv) render Purchaser insolvent as that term is defined under 11 U.S.C. Section 101(32).

      6.2. Judgments. No judgments exist against Purchaser or any of Purchaser's assets.

      6.3. Litigation. No actions, suits, claims, proceedings or investigations (whether or not purportedly on behalf of or against Purchaser) , are pending or threatened against Purchaser at law or in equity that relate to the transactions contemplated by this Agreement or that will prohibit purchaser from performing the obligations to be performed by it hereunder.

      6.4. Nonreliance. Purchaser has not relied in entering into this Agreement on any representation or warranty of Seller regarding the revenues of the Company, except indirectly as specifically set forth herein.

      6.5. Financing. Purchaser has sufficient liquid assets or available credit to complete the terms of the transaction contemplated by this Agreement.

      6.6. Execution. Purchaser may execute, deliver and perform this Agreement without the necessity of obtaining any consent, approval, authorization or waiver or giving any notice or otherwise.

      Section 7. Covenants.

      7.1. Taxes. Seller shall pay all of the sales taxes or transfer taxes or fees payable as a direct result of the consummation of the transactions contemplated hereby, including the New York State stock transfer tax, and provide proof of such payment at the Closing.

      7.2. Performance of Contracts. Purchaser shall cause the Company to perform its obligations under each of the contracts listed on Schedule 5.15 to the extent arising from and after the Closing, except to the extent that the Company asserts defenses in good faith to such performance.

      Section 8. Survival of Representations and Warranties; Indemnifications

      8.1. Survival. The representations, warranties and agreements made in Sections 5 and 6 hereof and in the Schedules hereto by Seller, Purchaser and the Company shall remain operative and in full force for a period of twenty four
(24) months after the Closing Date, except with respect to Sections 5.3, 5.5 and with respect to tax matters, as to which such representations and warranties shall continue to survive for a period of any applicable statutes of limitation, regardless of any investigation made by or on behalf of any party.

      8.2. Indemnification by Seller. Seller shall defend and indemnify Purchaser from any and all losses, liabilities, proceedings, claims, settlements, judgments, fines, assessments, damages and expenses (including reasonable attorneys' fees and litigation expenses, whether arising out of a third party claim or relating to recovering indemnifiable damages from Company (collectively, the "Indemnifiable Damages") that Purchaser may suffer or incur in whole or in part by reason of, or which may arise out of: (i) the inaccuracy of any of the representations or warranties of the Company or of the Seller in this agreement subject to the time periods as set forth in 8.1; (ii) the breach by Company or of the Seller of any of the representations, covenants, warranties or obligations herein subject to the time periods as set forth in 8.1; (iii) any and all liabilities (including, without limitation, unasserted claims, whether known or unknown, matured or unmatured, absolute, contingent or otherwise) that are not reflected or are in excess of the amount reflected, in the Balance Sheet or notes thereto except those incurred since the date of the Balance Sheet in the ordinary course of business, consistent with past practice, in arms' length transactions with unrelated parties so long as Purchaser's claim under this clause is made in writing to Seller prior to 36 months after Closing; and (iv) any fine or claim concerning the calculation of the net capital of North Ridge Securities Corp. prior to the Closing Date. However, the Seller's indemnification shall not extend to any action or inaction by Purchaser or by any person who was supervised by Purchaser, either prior to or after the Closing Date (the "Indemnification Exclusion"). The Indemnification Exclusion shall not apply to any actions performed or taken by Seller or Prime, or to any actions which were required to be taken by Seller or Prime and which were not.

      8.3. Indemnification by Purchaser. Purchaser shall defend, hold harmless and indemnity Seller from any and all Indemnifiable Damages that Seller may suffer or incur by reason of: (i) the inaccuracy of any of the representations and warranties of Purchaser herein; (ii) the breach by Purchaser of any of the representations, covenants, warranties or obligations herein; (iii) any claim for breach of Purchaser's obligation to perform contracts under Section 7.2 above; (iv) failure of Purchaser to comply with any rule or regulation of the Securities and Exchange Commission or the National Association of Securities Dealers, Inc.; (v) the operation of the Business after the Closing Date; and
(vi) any action or inaction by Purchaser, or by any person who was supervised by Purchaser, either before or after the Closing Date. However, Purchaser's indemnification shall not extend to any actions performed or taken by Seller or Prime, or to any actions which were required to be taken by Seller or Prime and which were not.

      8.4. Notice and Right to Defend Third Party Claims and Perform
Remediation.

            (a) Promptly upon receipt of notice of any third party claim, demand or assessment or the commencement of any suit, action or proceeding in respect of which indemnity may be sought on account of an indemnity agreement contained in this Section 8, the party seeking indemnification (the "lndemnitee") shall notify in writing, within sufficient time to respond to such claim or answer or otherwise plead in such action, the party from whom indemnification is sought (the "Indemnitor") thereof; provided, however, that failure or delay to supply such notice shall not relieve Indemnitor of their indemnification obligation hereunder except to the extent that Indemnitor is actually prejudiced by such failure or delay, and only to the extent of such prejudice.

            (b) In case any claim, demand or assessment is asserted or suit, action or proceeding commenced against an Indemnitee (collectively a "Claim") and it notifies the Indemnitor of the commencement thereof, if the Indemnitor acknowledges its indemnification obligations therefor hereunder, then, the Indemnitor shall be entitled to participate therein, and, to the extant that it may wish, to assume the defense, conduct or settlement thereof, with counsel satisfactory to the Indemnitee, whose consent to the election of counsel shall not unreasonably be withheld. After notice from the Indemnitor to the Indemnitee of its election so to assume the defense, conduct or settlement thereof, the Indemnitor shall not be liable to the Indemnitee for any legal or other expenses subsequently incurred by the Indemnitee in connection with the defense, conduct or settlement thereof; provided, however, that if the Indemnitee has any separate defense from those of the Indemnitor, or if a conflict of interest exists, the Indemnitee shall have the right to be represented by its own counsel at the lndemnitor's expense. The Indemnitee shall have the right in any event to participate in any such defense with its own counsel at its own expense. The Indemnitee will cooperate with the indemnitor in connection with any such Claim and make personnel, books and records relevant to the Claim available to the Indemnitor at Indemnitor's expense. In the event that the Indemnitor fails timely to defend, contest or otherwise protect against any such Claim, the Indemnitee shall have the right to defend, contest or otherwise protect against the same and may make any compromise or settlement thereof and recover the entire cost thereof from the Indemnitor, including, without limitation, reasonable attorneys' fees, disbursements and all amounts paid as result of such Claim or compromise or settlement thereat.

            (a) Anything to the contrary herein notwithstanding, prior to finally settling any such Claim, the Indemnitor shall give to the Indemnitee prompt notice of its intention to settle same arid the terms of such proposed settlement and acknowledging its indemnification responsibility therefor hereunder. If the lndemnitee shall object to such proposed settlement within 10 days, then the Indemnitee shall thereafter, at its sole expense, assume the control and defense of such claim, suit, action, investigation or proceeding and in such event the liability at the Indemnitor shall be limited to the amount for which the same could have been settled as proposed by the Indemnitor. If the Indennitee does not object to the terms of the proposed settlement within the aforesaid 10-day period, then the indemnitor shall have the right to consummate such proposed settlement upon the terms set forth in the aforesaid notice.

      Section 9. Further Actions. From time to time, as and when requested by Purchaser, Seller shall execute and deliver such documents and instruments and shall take such further or other actions as Purchaser reasonably may deem necessary or desirable to carry out the intent and purposes of this Agreement, to convey, transfer, assign and deliver to Purchaser, and its successors and assigns, the Shares, to vest in the Company the Acquired Assets (or to evidence any of the foregoing) and to consummate and give effect to the other transactions contemplated hereby.

      Section 10. Broker's Fees. Each of the Company, Seller and Purchaser represents that it has not used or retained any broker or finder in connection with the transactions contemplated hereby.

      Section 11. Expenses. Except as otherwise specifically provided herein, Seller and Purchaser shall bear their own, legal fees and other costs and expenses with respect to the negotiation, execution and the delivery of this Agreement and the consummation of the transactions hereunder, and the Acquired Assets shall not be reduced or impaired by the payment or accrual of any such costs and expenses by Company.

      Section 12. Entire Agreement. This Agreement, which includes the Schedules and Exhibits hereto and the other documents, agreements and instruments executed and delivered pursuant to or in connection with this Agreement, contains the entire agreement between Seller and Purchaser with respect to the transactions contemplated by this Agreement and supersedes all prior arrangements or understandings with respect thereto.

      Section 13. Construction.

            (a) The descriptive headings of this Agreement are for convenience only and shall not control or affect the meaning or construction of any provision of this Agreement.

            (b) Any pronoun herein shall include all genders and/or the plural or singular as appropriate from the context. Section 14. Notices. All notices or other communications which are required or permitted hereunder shall be in writing and sufficient when delivered personally or telecopied by confirmed facsimile, or three (3) business days after mailing by registered or certified mail, return receipt requested, or the next business day if sent by nationally recognized overnight courier providing for a return receipt, in each case postage prepaid, addressed as follows:

      If to Seller:
            Gilman + Ciocia, Inc.
            11 Raymond Avenue
            Poughkeepsie, NY 12603
            Attn: Chief Executive Officer
            Facsimile: (845)622-3665

      If to Purchaser:
            Daniel R. Levy
            Joseph H. Clinard
            1895 Walt Whitman Road
            Melville, New York 11747

      With a copy to:
            Steinberg, Fineo, Berger & Fischoff
            Stuart Steinberg, Esq.
            401 Broadhollow Road
            4th Floor
            Melville, NY 11747
            Facsimile: (631) 715-4186

      Any party may by notice change the address to which notice or other communications to it are to be delivered or mailed, effective ten (10) days after such notice.

      Section 15. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts entered into, executed and to be performed wholly in such state.

      Section 16. Assignability. This Agreement shall not be assignable by any party hereto without the prior written consent of the other party, and any purported assignment without such prior written consent shall be void, except that Purchaser may assign this agreement to a corporation controlling, controlled by or under common control with the Purchaser, provided that in such case Purchaser individually shall retain responsibility for the performance hereunder of all terms and provisions, including but not limited to, the indemnification and non-compete provisions.

      Section 17. Waivers and Amendments. Any waiver of any term or condition of this Agreement, or any amendment or supplementation of this Agreement, shall be effective only if in writing executed by the party against whom such waiver, amendment or supplementation is sought to be charged. A waiver of any breach or failure to enforce any of the terms or conditions of this Agreement shall not in any way affect, limit or waive a party's rights hereunder at any time to enforce strict compliance thereafter with every term or condition of this Agreement.

      Section 18. Third Party Rights. Any other provision of this Agreement to the contrary notwithstanding, this Agreement shall not create benefits for any third party.

      Section 19. Illegalities. In the event that any provision contained in this Agreement shall be determined to be invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and the remaining provisions of this Agreement shall not, at the election of the party for whose benefit the provision exists, be in any way impaired.

      Section 20. Cancellation of Stock Options. On the Closing Date, the 83,000 options granted to Purchaser to purchase common stock in Seller contained in
Section 4(a) of his Employment Agreement dated November 19, 1998, shall be cancelled and no longer binding against the Seller.

      Section 21.1 Non-Solicitation of Employees and Registered Representatives.

      (a) Each of Seller, including Prime and all subsidiary corporations wholly owned by Seller, Purchaser and the Company agree that until December 31, 2005 (the "Time Period"), they, nor any affiliates controlled by them, shall directly or indirectly, (i) solicit, employ or otherwise engage, as an employee, registered representative, independent consultant or otherwise, any employee or registered representative who is, or prior to January 1, 2004 was, employed by Seller, by Prime or by the Company; or (ii) in any manner, induce or attempt to induce any employee or registered representative to terminate such person's employment, engagement or business dealings with the other party.

      (b) Should Seller, Prime, Purchaser, or the Company, or any of their affiliates or employees, directly or indirectly benefit from the separation of service of a registered representative, tax or accounting professional during the Time Period, Seller, Prime, Purchaser and the Company respectively agree to pay to the other 50% of the trailing 12 months gross dealer concession and tax and accounting billing generated by said registered representative or employee. Said payments to be in cash with half due within 30 days after the severance of the individual's employment with the respective entity, and the balance due within one year.

      Section 21.2 Non-Solicitation of Customers.

      (a) Each of Seller, including Prime and all subsidiary corporations wholly owned by Seller, Purchaser and the Company agree that until December 31, 2005 (the "Time Period"), they, nor any affiliates controlled by them, shall directly or indirectly, (i) solicit in any manner, induce or attempt to induce any customer to terminate or transfer any of the customer's accounts (the "Customer Accounts") with the other party. In addition, neither Seller, any subsidiary corporations wholly owned by Seller, Purchaser or Company will permit any Customer Accounts to be transferred from the other party's broker dealer to its broker dealer.

      (b) Should Seller, Prime, Purchaser or the Company, or any of their affiliates or employees, directly or indirectly benefit from the transfer of a Customer Account during the Time Period, Seller, Prime, Purchaser and the Company respectively agree to pay to the other 50% of the trailing 12 months gross dealer concession and tax and accounting billing generated by said customer. Said payments to be in cash with half due within 30 days after the transfer of the Customer Account and the balance due within one year.

      Section 22. Non-Disparagement and Non-Interference. Each of Seller, Prime, Purchaser and the Company agree that they will not make, or cause to be made, any statement or observation, or articulate any opinion, or communicate any information (whether oral or written) that disparages or reflects negatively on the reputation or business of the other party or any of its officers, directors or employees. Each agree that they will not take any action which would interfere with or cause confusion with the other party's name, logo or trademarks, including the names: "GTAX", "GC", and "Gilman + Ciocia", "Prime Capital Services", "Prime" and "Prime Financial Services", "North Ridge Securities", "North Ridge", "North Shore Capital Management", or "North Shore".

      Section 23. Injunctive Relief and Reasonable Scope. The parties acknowledge and agree that, in the event of an actual or threatened breach of
Section 22 above, the non-breaching party will suffer irreparable damages and, in addition to any other remedies which are available to such non-breaching party, the non-breaching party shall be entitled to injunctive or other equitable relief without the necessity of posting a bond or other security. Each party acknowledges that the provisions of Sections 21.1, 21.2 and 22 are necessary for the protection of each party, are reasonable in scope and content and that such provisions are a material inducement to the parties to enter into this Agreement.

      Section 24. Jurisdiction. The parties hereby irrevocably submit to the exclusive jurisdiction and venue of Kings County, New York in any action, suit, or proceeding (i) for injunctive relief relating to or in connection with this

Agreement or any transaction contemplated hereby, or (ii) to enforce the terms of any arbitration award relating to or in connection with this Agreement or any transaction contemplated hereby. To the extent permitted by applicable law, each party hereby waives and agrees not to assert by way of motion, as a defense or otherwise, in any such suit, action or proceeding, any claim that either it is not personally subject to the jurisdiction of such courts, that the suit, action, or proceeding is brought in an inconvenient forum, that the venue of the suit, action, or proceeding is improper, or that this Agreement or any instrument, agreement, or document referred to herein or the subject matter hereof may not be litigated in or by such courts.

      Section 25. Arbitration. In the event of any dispute, controversy, or claim related to or arising from the terms of this Agreement, other than injunctive relief, the parties hereto agree that any such dispute, controversy or claim shall be settled by arbitration in accordance with the Rules of the NASD and judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof. If possible, said arbitration shall be conducted in New York City by a single arbitrator. Such dispute resolution shall be in accordance with the applicable substantive laws of the State of New York. The parties hereby agree to share equally in the costs of said arbitration

      Section 26. Miscellaneous Agreement Terms.

      Section 26.1 Processing of Commissions At Purchaser's option, Seller agrees that Prime will process North Ridge's commissions and commission checks on securities' business until December 31, 2006 as an independent contractor. North Ridge will pay to Prime $2,000 per month for such services commencing on January 1, 2005. The parties agree that the services will be provided for no charge through December 31, 2004. After December 31, 2006, the monthly fee will be changed as mutually agreed to.

      Section 26.2 NFS Clearing Agreement. If North Ridge registered representatives desire, they may continue to use NFS to clear trades by North Ridge "piggy backing" on PCS's Clearing Agreement with NFS.

      Section 26.3 Haenel and Huggins. Registered representatives Alan Haenel and Bruce Huggins will become registered with North Ridge effective January 1, 2004. All reasonable efforts will be made to accommodate a transfer of their customer accounts to North Ridge as quickly as possible after the Closing Date.

      Section 26.4 Joint Cooperation with Vendors. The Seller, North Ridge and PCS will cooperate to get the lowest prices from vendors such as Statement One.

      Section 26.5 Procedural and Compliance Memos. As permitted by the NASD and other regulatory agencies, all PCS and NFS procedural and compliance memos will be sent directly to Purchaser who will distribute them to North Ridge registered representatives and employees as required.

      Section 26.6 12b-1 Ticket Charges. Seller and PCS will drop the $10 per fund family 12b-1 ticket charges to North Ridge registered representatives.

      Section 26.7 Access to PCS Website. North Ridge registered representatives will continue to have access to the PCS website for commission review purposes, statements, etc. They will also continue to have access to the Streetscape trading system at the same rates as PCS registered representatives pay.

      Section 26.8. Mutual Cooperation. North Ridge will be permitted to consult with PCS employees, its Chief Operating and Chief Executive Officers to discuss NASD and other procedural matters. North Ridge and PCS will cooperate with each other on past, present and future NASD audit requests, customer complaints and Focus data.

      Section 26.9 Platinum Sponsor Program. Until December 31, 2006, Purchaser and North Ridge agree that all of North Ridge's business will continue to be included in Prime's business for the calculation of basis points to be paid to Prime in its Platinum Sponsor Program. If North Ridge is not using Prime to process its commissions, North Ridge will send to Prime its quarterly reports so that Prime can include North Ridge's business in Prime's calculation of Prime's basis points. The parties agree that Prime is entitled to include North Ridge's business only for the calculation of basis points in its Platinum Sponsor Program, and that North Ridge will receive from wholesaler's payments for trips, luncheons and dinners. The parties hereby acknowledge and agree that the intention of the parties is to continue the practices and the computations in existence prior to the Closing Date.

      Section 27. Counterparts. This Agreement may be executed in multiple counterparts all of which taken together shall constitute one and the same instrument.

      IN WITNESS WHEREOF, Purchaser has signed, and Seller has caused this Agreement to be executed by its duly authorized officer, as of the date first above written.


      GILMAN + CIOCIA, INC.

      By:
          ---------------------------                ---------------------------
          Name:  Michael P. Ryan                        DANIEL R. LEVY
          Title: President

                                                     ---------------------------
                                                        JOSEPH H. CLINARD

      NORTH RIDGE SECURITIES CORP.

      By:
          ---------------------------
          Name:  Daniel R. Levy
          Title: President


      PRIME CAPITAL SERVICES, INC.

      By:
          ---------------------------
          Name:  Michael P. Ryan
          Title: President


      NORTH SHORE CAPTIAL MANAGEMENT CORP.

      By:
          ---------------------------
          Name:  Daniel R. Levy
          Title: President

                      LIST OF SCHEDULES AND OTHER DOCUMENTS

Schedule                Description
--------                -----------

3.2(b)                  Promissory Note

3.2(d)                  Stock Pledge Agreement

5.9(a)                  Pending Actions, Suits, Arbitrations

5.9(b)                  NASD Notices

5.12                    Employee and Registered Representative Terminations

5.15                    Contracts

                                 Schedule 3.2(b)

U.S. $862,500
                                                              Melville, New York
                                                              January 29, 2004

                                 PROMISSORY NOTE

      This note (the "Note") is issued pursuant to that certain Stock Purchase Agreement dated as of January 1, 2004 (the "Purchase Agreement") between GILMAN + CIOCIA, INC. (the "Payee") and DANIEL R. LEVY (the "Payor"), to which Purchase Agreement reference is hereby made for a statement of the terms and provisions under which this Note may or must be paid. Capitalized terms used and not otherwise defined herein shall have the meanings given to them in the Purchase Agreement.

      For value received, the Payor hereby unconditionally promises to pay to the order of the Payee the principal amount of $862,500.00 (the "Principal"), together with accrued and unpaid interest thereon. The Payor further agrees to pay interest equal to the Prime rate of Chase Bank plus two (2%) on the outstanding Principal (the "Interest Rate") commencing on February 1, 2004 and on the first day of each month thereafter (the "Interest Payment Date") until the Principal is paid in full. The Interest Rate shall be adjusted monthly ten
(10) days prior to each Interest Payment Date. The Interest Rate may not exceed eight (8%) until January 1, 2009.

      All amounts payable hereunder shall be payable to Payee in United States dollars at such bank account as shall be designated by the Payee in immediately available funds or as otherwise specified to Payor in writing. Payment on this note shall be applied first to any expenses of collection, then to accrued interest, and thereafter to the outstanding principal balance hereof.

      The Principal shall be paid as follows:

      The sum of $5,989.58 on the first day of each month commencing on May 1, 2004 and continuing through and including April 1, 2016.

      The following events shall each be an "Event of Default" under this Note under the Purchase Agreement and under the Stock Pledge and Security Agreement:

            (a) The Payor becomes insolvent or generally fails to pay, or admits in writing its inability or refusal to pay, debts as they become due; or Payor applies for, consents to or acquiesces in the appointment of a trustee, receiver or other custodian for the Payor or any substantial part of its property, or makes a general assignment for the benefit of creditors; or, in the absence of such application, consent or acquiescence, a trustee, receiver or other custodian is appointed for the Payor, or for a substantial part of its or his property, and is not discharged within 60 days; or any bankruptcy, reorganization, debt arrangement or other case or proceeding under any bankruptcy or insolvency law, or any dissolution or liquidation proceeding, is commenced in respect of the Payor, and if such case or proceeding is not commenced by the Payor, it is consented to or acquiesced in by the Payor, or remains for 60 days undismissed; and

            (b) Payor's failure to pay any of the Principal due under this Note on the date the same become due and payable, or any accrued Interest or other amounts due under this Note within five (5) days after the same becomes due and payable.

            (c) Failure to comply, after applicable notice and failure to cure, with any term in that certain Stock Pledge and Security Agreement dated as of January 23, 2004.

            (d) The Payor sells or transfers any of the Shares, except as provided in Section 16 of the Purchase Agreement.

            (e) The Company cumulatively sells more than twenty (20%) percent of the Acquired Assets, or issues additional capital stock so that the Payor does not own 80% or more of the authorized issued and outstanding capital stock of both North Shore Capital Management Corp. and North Ridge Securities Corp.

            (f) The Payor fails to acquire by April 1, 2004, or fails to maintain until this Note is paid in full, a term life insurance policy in an amount not less than the outstanding Principal. The policy must be collaterally assigned to the Payee with notice of cancellation sent to the Payee by the insurance company.

      Upon the occurrence of an Event of Default, the unpaid Principal, all unpaid accrued Interest thereon and all other amounts owing hereunder shall automatically become immediately due and payable. Effective upon an Event of Default, the interest rate on this Note shall increase to16%, or to such lesser interest rate as is permitted by applicable law.

      This Note is made with full recourse to the Payor including without limitation with full recourse to all assets of the Payor and pursuant to and upon all warranties, representations, covenants and agreements on the part of the Payor as contained herein.

      Payor waives presentment and written demand for payment, notice of dishonor, protest and notice of protest of this Note, and shall pay all costs of collection when incurred, including, without limitation, reasonable attorneys' fees, costs and other expenses. Payor waives his rights to a jury trial in connection with any claims arising under this Note to the fullest extent permitted by law. If there has been an Event of Default by Payor hereunder, Payee shall be entitled to receive and Payor agrees to pay all costs of enforcement and collection incurred by Payee, including, without limitation, reasonable attorneys' fees relating thereto.

      The provisions of this Note shall inure to the benefit of and be binding on any successor to Payor and shall extend to any holder hereof.

      This Note may not be changed, modified or terminated orally.

      This note shall be governed by and construed in accordance with the laws of the State of New York without regard to any principles of conflicts of law. The Payor submits to the jurisdiction of the New York State Supreme Court, Kings County, for any collection lawsuits.

      This Note shall be non-negotiable until January 1, 2006, at which date it shall become a fully negotiable promissory note.



                                                     ---------------------------
                                                        Daniel R. Levy

                                 Schedule 3.2(d)

                       STOCK PLEDGE AND SECURITY AGREEMENT

      Stock Pledge and Security Agreement (this "Pledge Agreement"), dated as of the 23rd day of January, 2004, by DANIEL R. LEVY ("Levy") and JOSEPH H. CLINARD ("Clinard") individuals having an address at 1895 Walt Whitman Road, Melville, New York 11747 (collectively the "Pledgor"), to and in favor of GILMAN + CIOCIA, INC., having an office at 11 Raymond Avenue, Poughkeepsie, New York 12603 (the "P1edgee").

      WHEREAS, Levy has executed a Promissory Note dated as of January 23, 2004 (the "Note") to Pledgee containing payments and other obligations (the "Obligations") which has been delivered by Levy pursuant to a Stock Purchase Agreement dated as of January 1, 2004 (the "Purchase Agreement") and;

      WHEREAS, Clinard is a Co-Purchaser under the Stock Purchase Agreement and has agreed to join in this Stock Pledge and Security Agreement; and

      WHEREAS, Pledgor is now the direct and beneficial owner of all of the authorized issued and outstanding shares of capital stock of North Shore Capital Management Corp. and North Ridge Securities Corp. (the "Pledged Securities"); and

      WHEREAS, Pledgor has agreed to secure the payment and performance of Levy's obligations under the Note by (i) executing and delivering to Stuart Steinberg, Esq.(the "Escrow Agent") this Pledge Agreement, (ii) delivering to the Escrow Agent the Pledged Securities which are registered in the name of Pledgor, together with appropriate powers duly executed in blank by Pledgor, and
(iii) delivering to the Escrow Agent any and all other documents which Pledgee deems necessary to protect Pledgee's interests hereunder;

      NOW, THEREFORE, in consideration of the shares identified in the Purchase Agreement and for other good and valuable consideration, receipt of which is hereby acknowledged, Pledgor hereby agrees as follows:

      1. CERTAIN DEFINITIONS

      As used above and elsewhere in this Pledge Agreement the following terms shall have the following meanings (all terms defined in the Uniform Commercial Code which are not otherwise defined herein or in the Purchase Agreement, shall have the meanings set forth therein):

            (a) "Issuer" shall mean, individually and collectively, and include each and every issuer of the Pledged Securities.

            (b) "Pledged Property" shall mean the (i) Pledged Securities together with all cash dividends, stock dividends, redemptions, stock, securities options, substitutions, exchanges and other distributions now or hereafter distributed by the Issuer with respect to the Pledged Securities and which hereinafter shall be delivered into the possession of Pledge; (ii) Pledgor's records with to the foregoing, and (iii) the proceeds of all of the foregoing.

            (c) Purchase Agreement Terms. Terms used herein which are defined in the Purchase Agreement and are not otherwise defined herein shall have the meanings set forth in the Purchase Agreement

      2. PLEDGE AND GRANT OF SECURITY INTEREST

      As security for the prompt and unconditional payment and performance when due of Levy's Obligations under the Note, Pledgor hereby pledges, hypothecates, assigns, transfers and sets over to Pledgee, the Pledged Property, and grants to Pledgee a continuing security interest in the Pledged Property and the proceeds thereof.

      3. REPRESENTATIONS, COVENANTS AND WARRANTS

      Pledgor hereby covenants, represents and warrants, that:

            (a) The Pledged Securities are authorized, validly issued, fully paid and non-assessable capital stock of the Issuer;

            (b) The Pledged Property is directly, legally and beneficially owned by Pledgor free and clear of all claims, liens, pledges and encumbrances or any kind, nature or description, except in favor of Pledgee;

            (c) Other than under applicable securities laws and subject to
Section 5(c) hereof, the Pledged Property is not subject to any restrictions relative to the transfer and Pledgor has the might to transfer and hypothecate the Pledged Property free and clear of any liens, encumbrances or restrictions, except as otherwise provided herein;

            (d) The Pledged Property is duly and validly pledged to Pledgee and no consent or approval of any governmental or regulatory authority or of any securities exchange or the like, nor any consent or approval of any other third parry is necessary to the validity of this Pledge Agreement which has not been obtained and a copy of which has not been furnished to Pledgee;

            (e) During the term of this Pledge Agreement, if Pledgor shall receive, have registered in its name or become entitled to receive or acquire, or have registered in its name any stock certificate, option, or right with respect to the Pledged Property (including without limitation, any certificate representing a dividend or a distribution or exchange of or in connection with any reclassification of the Pledged Securities) whether as an addition to, in substitution of, or in exchange for any of the Pledged Property or otherwise, Pledgor agrees to accept same as Pledgee's agent, to hold same in trust for Pledgee and to deliver same forthwith to Pledgee or Pledgee's agent or bailee in the form received, with the endorsement(s) of Pledgor where necessary and/or appropriate powers and/or assignments duly executed to be held by Pledgee or Pledgee's agent or bailee subject to the terms hereof or if any of the foregoing is uncertificated, register same with the Pledgee's security interest; noted therein as further security for the Obligations to Pledgee;

            (f) Except as provided in Paragraph 3(g), during the term of this Pledge Agreement, Pledgor shall not directly or indirectly sell, assign, transfer, or otherwise dispose of, or grant any option with respect to the Pledged Property, nor shall Pledgor create, incur or permit any further pledge, hypothecation, encumbrance, lien, mortgage or security interest with respect to thc Pledged Property ("Transfer"); and

            (g) Notwithstanding, the provisions of 3(f) above, the Pledgor shall have the right to Transfer up to 10% of the Pledged Property to an employee or employees of the Company after written notice to the Pledgee; and

            (h) So long as no default hereunder has occurred and is continuing, Pledgor shall have the right to vote and exercise all corporate rights and to receive cash dividends or real or personal property distributed by Issuer with respect to the Pledged Securities, provided that any stock of the Issuer, or any options with respect to stock of the Issuer, so distributed shall be subject to the security interest therein of Pledgee, as provided in subparagraph (e) above.

      4. EVENTS OF DEFAULT

      An Event of Default under the Note shall constitute a default under this Pledge Agreement and under the Purchase Agreement.

      5. REMEDIES AFTER DEFAULT

      Immediately upon the occurrence of a default hereunder, and during the continuance thereof, in addition to all other rights and remedies of Pledgee, whether provided under law, the Note, the Purchase Agreement or otherwise, Pledgee shall have the following rights amid remedies which may be exercised without notice to, or consent by, the Pledgor, except as such notice or consent is expressly provided for hereunder:

            (a) Pledgee, at its option, shall be empowered to exercise its continuing right to instruct appropriate transfer agent of the Pledged Securities to register any or all of the Pledged Property in the name of Pledgee or in the name of Pledgee's nominee and Pledgee may complete, in any manner Pledgee may deem expedient, any and all stock powers, assignments or other documents heretofore or hereafter executed in blank by Pledgor and delivered to Pledgee and, in furtherance of the foregoing, Pledgor shall execute and deliver to Pledgee together herewith a Special Power of Attorney in the form of EXHIBIT 1 hereto. After said instruction and without further notice, Pledgee may exercise all voting and corporate rights with respect to the Pledged Securities and may exercise any and all rights of conversion, redemption, exchange, subscription or any other rights, privileges, or options pertaining to any shares of the Pledged Securities as if Pledgee were the absolute owner thereof including without limitation, the right to exchange, at its discretion, any and all of the Pledged Securities upon any merger, consolidation, reorganization, recapitalization or other readjustment with respect thereto. Upon the exercise of any such rights, privileges or options by Pledgee. Pledgee shall have the right to deposit and deliver any amid all of the Pledged Securities to any committee, depository, transfer agent, registrar or other designated agency upon such terms amid conditions as Pledgee may determine, all without liability, except (i) for the gross negligence or willful misconduct of Pledgee, and (ii) to account for property actually received by Pledgee. However, Pledgee shall have no duty to exercise any of the aforesaid rights, privileges or options and shall not be responsible for any failure to do so or delay in doing so.

            (b) Subject to Paragraph (c) below, in addition, to all of the rights and remedies of a secured party under the Uniform Commercial Code or other applicable law, after the occurrence of a default hereunder and during its continuation, Pledgee shall have the right, at any time and without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon Pledgor, or any other Person (all and each of which demands, advertisements and/or notices are hereby expressly waived to the extent permitted by law), to proceed forthwith to collect, redeem, receive, appropriate, sell, or otherwise dispose of and deliver the Pledged Property or any part thereof in one or more lots at public or private sale or sales at any exchange, brokers board or at any of Pledgee's offices or elsewhere at such prices and on such terms as Pledgee may deem best. The foregoing disposition(s) may be for cash or on credit or for future delivery, without assumption of any credit risk by Pledgee, with Pledgee having the right to purchase all or any part of said Pledged Property so sold at any such sale or sales, public or private, free of any right or equity of redemption in Pledgor, which right or equity is hereby expressly waived or released by Pledger. The proceeds of any such collection, redemption, recovery, receipt, appropriation, realization or sale, after deducting all costs and expenses of every kind incurred relative thereto or incidental to the care, safekeeping or otherwise of any and all Pledged Property or in any way relating to the rights of Pledgee hereunder (including, without limitation, appraisal, accountants, and attorneys' fees and legal expenses whether or not due) shall be applied to the Obligations in such order and manner as determined by Pledgee in its sole discretion. Pledgor agrees that five (5) days prior notice by Pledgee, sent by certified mail, postage prepaid, designating the date after which a private sale may take place or a public auction may be held, is reasonable notification of such matters.

            (c) Pledgor recognizes that Pledgee may be unable to effect a public sale of all or part of the Pledged Property by reason of certain prohibitions contained in the Securities Act of 1933, as amended, as now or hereafter in effect or in applicable Blue Sky or other state securities law, as now or hereafter in effect, but may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such Pledged Property for their own account (or investment and nor with a view to the distribution or resale thereof. If at the time of any sale of the Pledged Property or any part thereof the same shall not be effectively registered (if required) under the Securities Act of 1933 (or other applicable state securities law), as then in effect, Pledgee in its sole and absolute discretion is authorized to sell the Pledged Property, or such part thereof by private sale in such manner and under such circumstances as Pledgee or its counsel may deem necessary or advisable in order that such sale may legally be effected without registration. Pledgor acknowledges and agrees that private sales so made may be at prices and other terms less favorable to the seller than if the Pledged Property were sold at public sale, and that Pledgee has no obligation to delay the sale of any Pledged Property for the period of time necessary to permit the Issuer of the Pledged Property, even if such Issuer would agree, to register the Pledged Property for public sale under such applicable securities laws. Pledgor acknowledges and agrees that any private sales made under the foregoing circumstances shall be deemed to have been in a commercially reasonable manner.

            (d) All of the Pledgee's rights and remedies, including but not limited to the foregoing amid those otherwise arising under this Pledge Agreement, the Note, the Purchase Agreement, the instruments and securities comprising the Pledged Property, applicable law or otherwise, shall be cumulative and not exclusive and shall be enforceable alternatively, successively or concurrently as Pledgee may deem expedient. No failure or delay on the part of Pledgee in exercising any of its options, powers or rights or partial or single exercise thereof, shall constitute a waiver of such option, power or right.

      6. FURTHER ASSURANCES

      Pledgor agrees that at any time, and from time to time, upon the request of Pledgee, Pledgor will execute and deliver such further documents, including but not limited to stock powers, or other appropriate instruments of transfer in form reasonably satisfactory to counsel for Pledgee, and will take or cause to be taken such further acts as Pledged may reasonably request in order to effect the purposes of this Pledge Agreement and perfect or continue the perfection of the security interest in the Pledged Property granted to Pledgee hereunder, in conformity with applicable law.

      7. MISCELLANEOUS

            (a) Beyond the exercise of reasonable care to assure the safe custody of the Pledged Property while held by Pledgee hereunder, Pledgee or Pledgee's agent or bailee shall have no duty or liability to protect or preserve any rights pertaining thereto and shall be relieved of all responsibility for the Pledged Property upon surrendering it to Pledgor.

            (b) Upon payment in full of all principal and interest due under the Note this Agreement shall terminate and Pledgee shall execute and deliver all instruments as may be necessary or proper to return or release its security interest in the Pledged Property.

            (c) No course of dealing between Pledgor and Pledgee, nor any failure or delay by Pledgee to exercise any right, power or privilege under this Pledge Agreement, the Note, the Purchase Agreement or under any of the other documents or agreements between Pledgor and Pledged, shall operate as a waiver hereof or thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. No waiver of any provision of this Pledge Agreement shall be effective unless the same shall be in writing and signed by Pledgee, and then such waiver shall be effective only in the specific instance and for the purpose for which given.

            (d) This Pledge Agreement may not be changed, modified or amended, in whole or in part, except by a writing signed by Pledgor and Pledgee.

            (e) The provisions of this Pledge Agreement are severable, and if any clause or provision hereof shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall attach only to such clause or provision in any such jurisdiction or part thereof and shall not in any manner affect such clause or provision in any other jurisdiction or any other clause or provision in this Pledge Agreement in any jurisdiction.

            (f) THE PARTIES HERETO WAIVE TRIAL BY JURY IN ANY ACTION OR PROCEEDINIG OF ANY KIND OR NATURE IN ANY COURT WHETHER ARISING OUT OF, UNDER OR ANY REASON OF THIS PLEDGE AGREEMENT OR THE PLEDGED PROPERTY.

            (g) This Pledge Agreement shall inure to the benefit of Pledgor and Pledgee and their respective successors, assigns, executors, administrators and personal representatives, and shall be binding upon Pledgor and its successors, assigns, executors, administrators and personal representatives until all of Levy's obligations under the Note to Pledgee have been indefeasibly paid in full.

      8. GOVERNING LAW

      This Pledge Agreement and the obligations of the parties hereunder shall be governed by, and construed and interpreted in accordance with, the internal laws of thc State of New York, without regard to the conflicts of law principles of said State.

      9. JURISDICTION

      Pledgor hereby expressly submits and irrevocably consents in advance to the exclusive jurisdiction of the Supreme Court of the State of New York for the County of Kings and of the United States District Court of the Southern District of New York to hear and determine any claims or disputes pertaining directly or indirectly to this Pledge Agreement or to any matter arising therefrom in any such action or proceeding and Pledgor waives any objection based on forum non conveniens and any objection to venue in connection therewith. In any such litigation, Pledgor waives personal service of the summons and complaint, or other process or notice of motion or other application or papers issued herein, and agrees that service of such summons and complaint, or other process or papers shall be made inside or outside the State of New York by registered or certified mail, return receipt requested, addressed to Pledgor at its address set forth above, together with simultaneous delivery of a copy thereof to Pledgor's counsel, or in such other manner as may be permissible under the rules of said Courts.

      10. ESCROW PROVISIONS

The Escrow Agent shall hold the Pledged Securities in escrow until all of Levy's obligations under the Note to Pledgee have been indefeasibly paid in full. At such time, the Escrow Agent shall deliver the Pledged Securities to the Pledgor. Either party may make a written demand to the Escrow Agent for delivery of the Pledged Securities at any time stating the reasons why such delivery should be made. The Escrow Agent shall give written notice to the other party of such demand. If the Escrow Agent does not receive a written objection from the other party to the proposed delivery within 14 business days after giving of such notice, the Escrow Agent is hereby authorized to make such delivery. If the Escrow Agent does receive such written objection within such 14-day period, or if for any other reason the Escrow Agent in good faith shall elect not to make such delivery, the Escrow Agent shall continue to hold the Pledged Securities until otherwise directed by written instructions from the parties to this Agreement or a final judgment of a court. However, the Escrow Agent shall have the right at any time to deposit the Pledged Securities with the Clerk of the Supreme Court of Kings County of which the Escrow Agent shall give written notice of such deposit to Pledgor and Pledgee. Upon such deposit, Escrow Agent shall be relieved and discharged of all further obligations and responsibilities hereunder.

      (b) The parties acknowledge that the Escrow Agent is acting solely as a stakeholder at their request and for their convenience, that the Escrow Agent shall not be deemed to be the agent of either of the parties, and that the Escrow Agent shall not be liable to either of the parties for any act or omission on its part unless taken or suffered in bad faith, in willful disregard of this Agreement or involving gross negligence. The parties shall jointly and severally indemnify and hold the Escrow Agent harmless from and against all costs, claims and expenses, including reasonable attorneys' fees, incurred in connection with the performance of the Escrow Agent's duties hereunder, except with respect to actions or omissions taken or suffered by the Escrow Agent in bad faith, in willful disregard of this Agreement or involving gross negligence on the part of the Escrow Agent. The Escrow Agent has acknowledged agreement to these provisions by signing in the place indicated on the signature page of this Agreement.

      IN WITNESS WHEREOF, the undersigned has caused these presents to be duly executed and delivered on the day and year first above written.


                                                PLEDGOR:


                                                --------------------------------
                                                DANIEL R. LEVY, individually


                                                --------------------------------
                                                JOSEPTH H. CLINARD, individually


                                                PLEDGEE:

                                                GILMAN + CIOCIA, INC.

                                                By:
                                                    ----------------------------
                                                    MICHAEL P. RYAN, President


                                                ESCROW AGENT:


                                                --------------------------------
                                                    STUART STEINBERG, ESQ.

                                   SCHEDULE A

                               PLEDGED SECURITIES

                                                                                        Certificate        Number
Holder               Issuer                                       Class of Stock        Number Stock       of Shares
------               ------                                       --------------        ------------       ---------
Daniel R. Levy       North Ridge Securities Corp.                    Common

Daniel R. Levy       North Shore Capital Management Corp.            Common

Joseph H. Clinard    North Ridge Securities Corp.                    Common

Joseph H. Clinard    North Shore Capital Management Corp.            Common

                                    EXHIBIT 1
                            SPECIAL POWER OF ATTORNEY

STATE OF NEW YORK               )
                                ) ss.:
COUNTY OF SUFFOLK               )

      KNOW ALL MEN BY THESE PRESENTS, that DANIEL R. LEVY and JOSEPH H. CLINARD (hereinafter collectively the "Pledgor"), hereby appoint and constitute GILMAN + CIOCIA, INC., (hereinafter "Pledgee") and each officer thereof, its true and lawful attorney, with full power of substitution and with full power and authority to perform the following acts on behalf of Pledgor at any time after the occurrence and during the continuance or a default under the Pledge Agreement (as hereinafter defined):

      1. Execution and delivery of any and all agreements, documents, instruments of assignment, or other papers which Pledgee in its reasonable discretion, deems necessary or advisable for the purpose of assigning, selling, or otherwise disposing of all of the right, title, and interest of Pledgor in and to the Pledged Securities, as deemed in the Pledge Agreement, together with all cash dividends, stock dividends, redemptions, securities or substitutions, exchanges or other distributions now or hereafter pledged, assigned or otherwise transferred to Pledged by Pledgor in, respect of the Pledged Securities and all registrations, recordings, reissues, extensions, and renewals thereof, or for the purpose of recording, registering and filing of, or accomplishing any other formality with respect to the foregoing.

      2. Execution and delivery of any and all documents, statements, certificates or other papers which Pledgee in its sole discretion, deems necessary or advisable to further the purposes described in paragraph 1 hereof.

      3. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto or referenced in the Pledge Agreement.

      This Power of Attorney, being a power coupled with an interest, is made pursuant to a Stock Pledge and Security Agreement between Pledgor and Pledgee dated of even date herewith (the "Pledge Agreement") and may not be revoked until the termination of the Pledge Agreement.

Dated as of January 29, 2004.


                                                PLEDGOR:


                                                --------------------------------
                                                DANIEL R. LEVY


                                                --------------------------------
                                                JOSEPH H. CLINARD

State of New York               )
                                ) SS:
County of Suffolk               )

On the 29th day of January, 2004 before me personally appeared Daniel R. Levy and Joseph H. Clinard personally known to me or proved to me on the basis of satisfactory evidence to be the individuals whose names are subscribed to the within instrument and acknowledged to me that they executed the same in the capacity as individuals and that by their signatures on the instrument they executed the instruments.


-------------------------------
Notary Public

                                 SCHEDULE 5.9(a)

                     PENDING ACTIONS, SUITS AND ARBITRATIONS

Description

Anne Chulli vs. Jeffrey Lewis and North Ridge Securities Corp.

NASD Arbitration Pending in the Dispute Resolution Provision seeking $15,000 damages plus $30,000 in punitive damages.

                                 SCHEDULE 5.9(b)

                                  NASD NOTICES

Description

Anne Chulli vs. Jeffrey Lewis and North Ridge Securities Corp.

NASD Arbitration Pending in the Dispute Resolution Division seeking $15,000 damages plus $30,000 in punitive damages.

                                  SCHEDULE 5.12

               EMPLOYEE AND REGISTERED REPRESENTATIVE TERMINATIONS

Name of Employee or Registered Representative

Debra Serating (employee)

Michael Murray, Jim Tinnelly, James Watson, Seymour Williams, Debra Serating, Michael Gorman, Michael Kelly, Eric Lerner, Basil Kohilakis, Steven Russo
(died), Paul Fogarty, Michael Guttman, Andre McDonnaugh (Registered Representatives).

                                  SCHEDULE 5.15

                                    CONTRACTS

Contract Description

Office lease extension agreement between North Shore and 1895 Walt Whitman Associates, LLC

Copier lease with Delange Financial

Postage machine lease with Pitney Bowes

E&O insurance premium financing with AFCO

Jaguar automobile leases for Levy and Clinard

North Ridge contract with Statement One for computer services

Insurance contracts including casualty, general liability, E&O and NASD surety bond

Cablevision Lightpath contract for phone service and T-1 internet connection

Oral rental agreements with JJ Burns and Associates and PFF for office space

Utility contracts with AT&T wireless, Verizon and LILCO

Amex credit card